SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 28, 2000.


                        Oakwood Mortgage Investors, Inc.
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               (Exact name of registrant as specified in charter)


           Nevada                  333-72621             88-0396566
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  (State or other jurisdiction   (Commission            (IRS Employer
         of incorporation)       File Number)         Identification No.)


        101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
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             (Address of principal executive offices) (Zip Code)


           Registrant's telephone number, including area code (702) 949-0056
                                                              --------------

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         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

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         On or about March 27, 2000 the Registrant expects to enter into an underwriting agreement with Credit Suisse First Boston Corporation and Banc of America Securities LLC (the "Underwriters"), pursuant to which the Underwriters will agree to purchase and offer for sale to the public, $298,060,000 aggregate initial principal amount of the Registrant's Senior/Subordinated Pass-Through Certificates, Series 2000-A, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B-1 (the "Offered Securities"). The Offered Securities will be registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-72621), and will be offered pursuant to a Prospectus, dated March 27, 2000, and a related Prospectus Supplement, dated March 27, 2000, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

         In connection with the offering of the Offered Securities, the Underwriters have prepared and disseminated to potential purchasers certain "Series Term Sheets," "Computational Materials," and/or "Structural Terms Sheet(s)" as such terms are defined in the No-Action response letter to Greenwood Trust Company, Discover Card Master Trust I (publicly available April 5, 1996), in the No-Action response letter to Kidder, Peabody & Co., Incorporated and certain affiliates thereof (publicly available May 20, 1994) and in the No-Action Letter response letter to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available February 17, 1995), respectively. In accordance with such No-Action letters, the Registrant previously filed on March 23, 2000, certain Series Term Sheets, Computational Materials, and/or Structural Terms Sheets as Exhibit 99.1.

           The term sheets have changed since the registrant's filing. As a result of these changes, the Registrant is filing herewith the revised Series Term Sheets, Computational Materials and/or Structural Terms Sheets in substitution of the previously filed Exhibit 99.1. With the exception of Exhibit 99.1, all exhibits to the March 23, 2000 filing are hereby incorporated by reference.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)      Exhibits.

         99.1 Copy of "Series Term Sheets," "Computational Materials," and/or "Structural Terms Sheets" as provided by the Underwriters.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

March 23, 2000                                  OAKWOOD MORTGAGE INVESTORS, INC.



                                                By:    /s/ Dennis W. Hazelrigg
                                                     --------------------------
                                                Name: Dennis W. Hazelrigg
                                                Title: President


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                                INDEX TO EXHIBITS
                                                                    Page
                                                                    ----
99.1     Copy of "Series Term Sheets," "Computational
         Materials," and/or "Structural Terms Sheets"
         as provided by the Underwriters.....................[Electronic Format]